Exhibit 99.1

REGULATION S STOCK PURCHASE AGREEMENT

Dated: July 27, 2006

UNIVERSAL ENERGY CORP.

(SELLER)

AND

ISAAC ROTNEMER

(PURCHASER)

3.13.	Property and Assets	15

3.14.	Intellectual Property	15

3.15.	Compliance	16

3.16.	Employees	16

3.17.	Environmental and Safety Matters	17

3.18.	Books and Records	17

3.19.	Brokers or Finders	17

3.20.	Disclosures	17

ARTICLE IV MISCELLANEOUS		17

4.1.	No Waiver; Cumulative Remedies	17

4.2.	Amendments, Waivers and Consents	17

4.3.	Addresses for Notices	18

4.4.	Costs, Expenses and Taxes	18

4.5.	Effectiveness; Binding Effect; Assignment	18

4.6.	Prior Agreements	18

4.7.	Severability	18

4.8.	Governing Law; Venue.	18

4.9.	Headings	19

4.10.	Survival of Representations and Warranties	19

4.11.	Counterparts	19

4.12.	Further Assurances	19

This Regulation S Stock Purchase Agreement (the “Agreement”), dated as of this 27th day of July, 2006 between UNIVERSAL ENERGY CORP., a Delaware corporation having offices at 600 East Altamonte Drive, Suite 1050, Altamonte Springs, Florida 32701 (the “Company” or the “Seller”), and ISAAC ROTNEMER whose registered address is; 11 Square La Champmesle, Paris 19 EME, (the “Purchaser”).

RECITALS:

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Purchaser shall purchase up to ten million (10,000,000) shares of the Company’s common stock, $.0001 par value per share (the “Common Stock”); and

WHEREAS, the Seller agrees to place in escrow a share certificate representing ten million (10,000,000) shares with the Company’s transfer agent, which will be used for the take down of all shares purchased pursuant to this Agreement; and

WHEREAS, such purchase will be made in reliance upon the provisions of Regulation S of the Securities Act of 1933, as amended (the “1933 ACT”) and/or upon such other exemption from the registration requirements of the 1933 Act as may be available with respect to any or all of the purchases of Common Stock to be made hereunder.

ARTICLE I

PURCHASE, SALE AND TERMS OF SHARES

1.1. The Company agrees to issue and sell to the Purchaser in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S. and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase, subject to the conditions hereinafter set forth, from the Company up to ten million 10,000,000 shares (the “Shares”) of the Company as set forth below.

1.2.	Closing; Price.

A. The transaction will be closed in a series of individual, offshore transaction closings, as provided for herein, with each separate take down being a “Closing”. The Purchaser will pay the Purchase Price of each take down by wire transfer of immediately available funds in one single payment. Purchaser shall initiate the closing process by sending a written Purchase Notice to Seller at the address set forth below. The Purchase Notice shall set forth the number of Shares to be purchased, the total consideration to be paid, the price per share and the delivery address for the share certificates (the “Closing”).

B. The Company shall sell to the Purchaser the shares at a per share purchase price of $0.25 per share (in United States Dollars);

1.3.	Delivery of Purchase Notice. Purchaser shall have thirty (30) days from the date of this Agreement to deliver one or more Purchase Notices to Seller. A Purchase Notice may be for all or a part of the shares set forth in Section 1.1 above. Purchaser may deliver more than one Purchase Notice, provided however, that number of shares purchased pursuant to all Purchase Notices shall not exceed the number of Shares set forth in Section 1.1.

1.4.	Obligation of Purchaser to Purchase the shares. The Purchaser agrees to purchase up to ten million (10,000,000) shares between the date hereof and December 31, 2007. However, Purchaser shall only be liable to purchase the number of Shares set forth in each Purchase Notice; the total number of shares purchased may be less than ten million (10,000,000) shares. Seller shall have the right to terminate this Agreement only upon default of minimum payment by Purchaser (on the dates listed below) and Seller must deliver a written notification to the Purchaser upon default, at the address set forth below, of Seller’s intent to terminate. The notice of termination shall become effective thirty (30) days from the date it is received by Purchaser. The Company will have the right to terminate this Agreement immediately if the Purchaser is unable to meet any of the minimum purchase requirements as listed below. It is understood that all efforts will be made so that the Funds show up in the Sellers account on the Settlement day, but as the international wire system may cause a delay, the Seller agrees to give the Purchase a 14 day grace period in addition to the dates listed below:

August 15, 2006	$75,000
October 15, 2006	75,000
November 15, 2006	75,000
December 15, 2006	75,000
January 15, 2007	100,000
February 15, 2007	100,000
March 15, 2007	125,000
April 15, 2007	150,000
May 15, 2007	200,000
June 15, 2007	200,000
July 15, 2007	200,000
August 15, 2007	200,000
September 15, 2007	200,000
October 15, 2007	200,000
November 15, 2007	250,000
December 15, 2007	250,000

1.5.	Escrow of Shares with transfer agent.

A.	As a condition for the entry into this Agreement, Purchaser requires the Company to place into an escrow account, as set forth below, a share certificate, made out in the name of Purchaser, representing ten million (10,000,000) shares of the Company’s common securities. The terms and conditions of the escrow are set in the Share Deposit Escrow Agreement described in 1.5.b, below and as further set forth in this Agreement. The Company shall therefore, pursuant to this Agreement and pursuant to the terms and conditions of the Share Deposit Escrow Agreement, deposit with the Company’s transfer agent a share certificate representing ten million (10,000,000) shares of the Company’s common securities.

B.	The parties shall enter into a Share Deposit Escrow Agreement with the Company’s transfer agent, a copy of which is attached hereto as Schedule 1.5.b.

C.	The Escrow Agent shall disburse and deliver to the Purchaser the number of shares purchased as set forth in the Purchase Notice as in accordance with the Share Deposit Escrow Agreement, and set otherwise set forth in this Agreement. The shares shall be deducted from the ten million (10,000,000) shares share certificate being held in escrow.

D.	The Escrow Agent is irrevocably instructed to deliver the number of shares set forth a Purchase Notice upon receipt by the Escrow Agent of an executed Purchase Notice and evidence of payment of the purchase price. Evidence of payment for said shares shall be conclusive upon receipt by Escrow Agent of confirmation from Company’s bank that payment has been properly received by the Purchaser’s sending banking institution. At such time as the Escrow Agent disburses the ten million (10,000,000) shares, or receives evidence of a termination of this Agreement, the obligations of the transfer agent pursuant to the Share Deposit Escrow Agreement shall be terminated.

1.6.	Representations by the Purchaser. The Purchaser makes the following representations and warranties to the Company:

A.	Access to Information The Purchaser, in making the decision to purchase the Shares, has relied upon the representations and warranties contained in this Agreement as well as independent investigations made by it and/or its representatives, if any. The Purchaser and/or its representatives during the course of this transaction, and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from the management of the Company concerning the business of the Company and to receive any additional information, documents, records and books relative to the business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company.

B.	Sophistication and Knowledge. The Purchaser and/or its representatives has such knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares. The Purchaser is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only the Purchaser’s own advisor(s). The Purchaser represents that it has not been organized for the purpose of acquiring the Shares.

C.	Lack of Liquidity. The Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment. The Purchaser acknowledges and understands that the Shares are restricted, and may not be resold to a U.S. Person (as hereinafter defined) or into the United States for a period of one (1) year from the date of purchase and that Purchaser has no present need for liquidity in connection with its purchase of the Shares.

D.	No Public Solicitation. The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally. Neither the Company nor the Purchaser has engaged in any “Directed Selling Efforts in the U.S.” as defined in Regulation S promulgated by the Securities and Exchange Commission (“SEC”) pursuant to the 1933 Act.

E.	Authority. The Purchaser has full right and power to enter into and perform pursuant to this Agreement and make an investment in the Company, and this Agreement constitutes the Purchaser’s valid and legally binding obligation, enforceable in accordance with its terms. The Purchaser is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Agreement.

F.	Brokers or Finders. No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by such Purchaser or its respective agents.

G.	Requirements for Transfer. Purchaser agrees that it will not transfer the Shares, and the Company shall not be required to transfer the shares unless the transferee executes a representation letter substantially in accordance with Exhibit A hereto.

H.	Compliance with Regulation S. Any resale of the Shares during the ‘distribution compliance period’ as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S.

I.	Regulation S Exemption. The Purchaser understands that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the 1933 Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. In this regard, the Purchaser represents warrants and agrees that:

a. The Purchaser is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the 1933 Act) of the Company. A U.S. Person means any one of the following:

i any natural person resident in the United States of America;

ii any partnership or corporation organized or incorporated under the laws of the United States of America;

iii any estate of which any executor or administrator is a U.S. person;

iv any trust of which any trustee is a U.S. person;

v any agency or branch of a foreign entity located in the United States of America;

vi any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

vii any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

viii any partnership or corporation if:

(1) organized or incorporated under the laws of any foreign jurisdiction; and

(2) formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the 1933 Act) who are not natural persons, estates or trusts.

b. At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

c. The Purchaser will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

d. The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the 1933 Act or an available exemption therein and, in accordance with all applicable state and foreign securities laws.

e. The Purchaser has not engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

f. Neither the Purchaser nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Purchaser and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the 1933 Act.

g. The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the 1933 Act.

h. Neither the Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the 1933 Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

J.	Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

a. “THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

b. “TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SUCURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

K.	The Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 1.5.

L.	The Purchaser and any transferees of the shares of the Company’s Common Stock purchased by the Purchaser pursuant to this Agreement shall not be named or identified on any lists of the Office of Foreign Assets Control who are prohibited from purchasing securities of U.S. domestic companies. Further, this transaction and any resale of shares by the Purchaser to transferees shall not violate the anti-money laundering and other provisions of the Bank Secrecy Act, as amended by the U.S. Patriot Act.

M.	Notwithstanding anything contained herein to the contrary, the Company may refuse to register any transfer of the shares of common stock of the Company that are not made in accordance with Regulation S, pursuant to the registration under the 1933 Act or pursuant to an available exemption from registration.

ARTICLE II

COVENANTS OF THE COMPANY

2.1.	Operations. From and after the date hereof through the final purchase of the Shares, the Company will operate only in the ordinary course of business.

2.2.	Inspection. The Company shall permit authorized representatives of the Purchaser to visit and inspect any of the properties of the Company, including its books of account (and to make copies thereof and take extracts there from), and to discuss its affairs, finances and accounts with its officers, employees, independent accountants, consultants and attorneys, all at such reasonable times and as often as may be reasonably requested.

2.3.	Share Registry; Removal of Legend. The Company consents to Purchaser reselling Shares and to requesting the issuance of share certificates to third parties provided however that all such sales are conducted in full compliance with Regulation S and the Company and its transfer agent are advised of the identity of each subsequent purchaser. Shares for which the Regulation S distribution compliance period has expired shall be delivered free of any Regulation S legend. The Company agrees that it shall instruct its transfer agent to automatically remove any legend required by Regulation S upon the expiration of the distribution compliance period. Holders of shares bearing a Regulation S legend may have the legend removed by submitting certificate(s) together with appropriate opinions of counsel, an affidavit as to ownership and expiration of the distribution compliance period and any other documentation required by the Company or the transfer agent. Neither the Company nor the stock transfer agent shall be obligated to remove any other legend required by law solely by reason of this Article 2.3.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchaser as follows, which representations and warranties shall be true and correct in all material respects on the date of each closing of the purchase of the Shares:

3.1.	Organization and Standing. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority necessary to own its properties and to conduct its business as presently conducted, to deliver this Agreement and all other agreements required to be executed by the Company in connection with performance under this Agreement (collectively, the “Ancillary Agreements”, and collectively with this Agreement, the “Transaction Documents”), to issue and sell the Shares and to carry out the provisions of Transaction Documents. The Company is duly qualified to transact business as a foreign corporation and is in good standing in every jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company.

3.2.	Authority for Agreement. The execution and delivery by the Company of the Transaction Documents, and the performance by the Company of its obligations there under, have been duly and validly authorized by all requisite corporate action on the part of the Company. The Transaction Documents, when executed and delivered, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and general principles of equity that restrict the availability of equitable remedies. To the Company’s knowledge, the execution and delivery of the Transaction Documents by the Company and the performance by the Company of its obligations there under do not, as of the date hereof, (i) conflict with or violate the provisions of the Company’s Restated Charter or Bylaws, (ii) require on the part of the Company any filing with, or any permit, authorization, consent or approval of, any Governmental Entity, (iii) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, lien, encumbrance or other arrangement to which the Company is a party or by which the Company is bound or to which its assets are subject, (iv) result in the imposition of any Security Interest upon any assets of the Company or (v) violate or contravene any United States federal, Delaware corporate or applicable state statute, rule or regulation applicable to the Company or any order, writ, judgment, injunction, decree, determination or award.

3.3.	Securities Law Filings, Etc. The Company has previously furnished to the Investors the Company’s filings with the Securities and Exchange Commission (collectively the “SEC Filings”). The SEC Filings, as of the date of the filing thereof with the SEC, complied in all material respects with the provisions of the Securities Exchange Act of 1934 (the “Exchange Act”), and in each case the rules and regulations promulgated thereunder, and none of such filings contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.4.	Capitalization and Issuances of Stock. (a) The Company has authorized and outstanding capital stock as set forth in its SEC Filings. All outstanding shares of capital stock of the Company are duly authorized, validly issued and outstanding, fully paid and non-assessable. Except as set forth in the SEC Filings: (i) there are no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock or other equity securities of the Company; (ii) there are no securities issued or outstanding which are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) there are no shares of stock or other securities of the Company reserved for issuance for any purpose; (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of the Company to which the Company or, to the best of the Company’s knowledge, any stockholder of the Company is a party, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights and (v) there is no person who holds a right to require the Company to register any securities of the Company under the 1933 Act or to participate in any such registration. The issued and outstanding shares of capital stock of the Company conform to all statements in relation thereto contained in the SEC Filings, and the SEC Filings describe all material terms and conditions thereof. All issuances by the Company of its securities were exempt from registration under the 1933 Act and any applicable state securities laws or were issued pursuant to a registration statement declared effective by the SEC under the 1933 Act and which registration statement was available for the sale of the type of securities sold thereunder.

3.5.	Subsidiaries. The Company has one wholly owned subsidiary, UT Holdings, Inc., a Delaware corporation.

3.6.	Issuance of Securities. The issuance, sale and delivery of the Securities in accordance with this Agreement, have been, or will be on or prior to the Closing, duly authorized, and the Shares reserved for issuance by all necessary corporate action on the part of the Company. The Securities, when so issued, sold and delivered against payment therefore in accordance with the provisions of this Agreement will be duly and validly issued, fully paid and non-assessable, and will be free of all liens, charges, claims, encumbrances and restrictions on transfer other than the restrictions on transfer under the Transaction Documents and under applicable state and federal securities laws.

3.7.	Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental entity or regulatory body (a “Governmental Entity”) is required on the part of the Company in connection with the execution and delivery of the Transaction Documents, the offer, issue, sale and delivery of the Securities or the other transactions to be consummated as contemplated by this Agreement except qualifications or filings under the 1933 Act and other applicable state securities laws which qualifications or filings, if required, will be obtained or made and will be effective within the time periods required by law.

3.8.	Offering Exemption. Assuming the accuracy of the representations and warranties made by the Purchaser, the offer, sale and issuance of the Securities to the Purchaser will be exempt from the registration requirements of the 1933 Act and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Securities to any person or persons so as to bring the sale of such Securities by the Company within the registration provisions of the 1933 Act or any state securities laws.

3.9.	Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, is currently threatened, against the Company, except as described on Schedule 3.9 to this Agreement. The Company is not aware of any basis for any of the foregoing or any intent on its part to initiate any of the foregoing.

3.10.	Financial Statements. The financial statements set forth in the Company’s SEC Filings (the “Financial Statements”) are complete and correct in all material respects, are in accordance with the books and records of the Company as at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied to companies domiciled in the United States, except to the extent that the un-audited financial statements may not contain all required footnotes and are subject to normal year-end audit adjustments that in the aggregate will not be material.

3.11.	Absence of Liabilities. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business, that individually or in the aggregate are not material to the financial condition or operating results of the Company, and (ii) obligations not required under generally accepted accounting principles to be reflected in the Financial Statements.

3.12.	Taxes. The Company has paid all taxes due as of the date hereof. The Company has timely filed or has obtained presently effective extensions with respect to all Federal, state, county, local and foreign tax returns (collectively, “Tax Returns”) that the Company are required to file. The Tax Returns are true and correct and all taxes shown thereon to be due have been timely paid, with any exceptions permitted by any taxing authority not having a materially adverse effect on the Company. No penalties or other chares are or will become due with respect to any such Tax Returns as the result of the late filing thereof. The Company has either paid or established in the Financial Statements adequate reserves for the payment of all such taxes due or claimed to be due by any taxing authority in connection with any such Tax Returns. None of the Company’s federal income tax returns have been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the knowledge of the Company, threatened. The Company has withheld or collected from each payment made to its employees the amount of all taxes required to be withheld or collected therefrom and has paid all such amounts to the appropriate taxing authorities when due. Neither the Company nor any of its stockholders has ever filed (i) an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the “Code”), that the Company be taxed as an S Corporation, or (ii) a consent pursuant to Section 341(f) of the Code relating to collapsible corporations.

3.13.	Property and Assets. The Company has good title to, or a valid leasehold interest in, all of its material properties and assets, including all properties and assets reflected in the Balance Sheet. None of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge or encumbrance other than those the material terms of which are described in the Balance Sheet. The Company does not own any real estate. All personal property of the Company is in good operating condition and repair (ordinary wear and tear and routinely scheduled maintenance excepted) and is suitable and adequate for the uses for which it is intended or is being used.

3.14.	Intellectual Property. To the best of the Company’s knowledge the Company owns, or has the right to use, free and clear of all liens, charges, claims and restrictions, all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, copyrights and licenses presently owned or held by the Company or employed or proposed to be employed by it in its business as now conducted or proposed to be conducted, as well as any agreement under which the Company has access to any confidential information used by the Company in its business (the “Intellectual Property Rights”). The Company has not received any communications alleging that the Company has violated any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other person or entity (“Third-Party Intellectual Property Rights”), and to the best of Company’s knowledge the business proposed by the Company will not cause the Company to infringe or violate any Third Party Intellectual Property Rights. The Company is not aware of any violation by any third party of any Intellectual Property Rights of the Company or of any defects therein or in the title thereto. The Company is not aware that any employee is obligated under any contract (including any license, covenant or commitment of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would conflict or interfere with: (i) the performance of such employee’s duties as an officer, employee or director of the Company; (ii) the use of such employee’s best efforts to promote the interests of the Company; or (iii) the Company’s business as conducted.

3.15.	Compliance. The Company has, in all material respects, complied with all laws, regulations and orders applicable to their business and have all material permits and licenses required thereby. There is no term or provision of any material mortgage, indenture, contract, agreement or instrument to which the Company is a party or by which it is bound, or, to the best of the Company’s knowledge, of any state or Federal judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company that materially adversely affects the business, prospects, condition, affairs or operations of the Company or any of its properties or assets. To the Company’s knowledge, no employee of the Company is in violation of any contract or covenant (either with the Company or with another entity) relating to employment, patent, other proprietary information disclosure, non-competition, or non-solicitation.

3.16.	Employees. All employees of the Company who have access to confidential or proprietary information of the Company have executed and delivered nondisclosure agreements, and all of such agreements are in full force and effect. The Company is not aware that any employee of the Company has plans to terminate his or her employment relationship with the Company. The Company has complied in all material respects with all applicable laws relating to wages, hours, equal opportunity, collective bargaining, workers’ compensation insurance and the payment of social security and other taxes. None of the employees of the Company is represented by any labor union, and there is no labor strike or other labor trouble (including, without limitation, any organizational drive) pending or, to the knowledge of the Company, threatened with respect to the Company.

3.17.	Environmental and Safety Matters. To the Company’s knowledge, the Company is not in material violation of any applicable environmental law, and to its knowledge, no material expenditures are or will be required in order to comply with any such environmental law.

3.18.	Books and Records. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

3.19.	Brokers or Finders. The Company has not agreed to incur, directly or indirectly, any liability for brokerage or finders’ fees, agents’ commissions or other similar charges in connection with the Transaction Documents or any of the transactions contemplated hereby or thereby.

3.20.	Disclosures. The Company has provided the Purchaser with all information requested by the Purchaser in connection with their decision to purchase the Securities. Neither this Agreement, any Exhibit hereto nor the Transaction Documents, nor any report, certificate or instrument furnished to the Purchaser or its agents in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any material misstatement of fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE IV

MISCELLANEOUS

4.1.	No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

4.2.	Amendments, Waivers and Consents. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company shall obtain consent thereto in writing from the Purchaser. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

4.3.	Addresses for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed or delivered to each applicable party at the address set forth in this Agreement or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section. All such notices, requests, demands and other communications shall be considered to be effective when delivered.

4.4.	Costs, Expenses and Taxes. All parties to bear their own expenses.

4.5.	Effectiveness; Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company, the Purchaser and the respective successors and assigns; provided that, the Company may not assign any of its rights or obligations under this Agreement without the prior written consent of the Purchaser. The Purchaser may assign all or any part of its rights and obligations hereunder to any person who acquires any Shares or Warrants owned by the Purchaser subject to the conditions of this Agreement.

4.6.	Prior Agreements. The Transaction Documents executed and delivered in connection herewith constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.

4.7.	Severability. The provisions of the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of such Transaction Document and the terms of the Shares shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

4.8.	Governing Law; Venue.

A.	This Agreement shall be enforced, governed and construed in accordance with the laws the State of Delaware or federal securities law where applicable without giving effect to choice of laws principles or conflict of laws provisions. Any suit, action or proceeding pertaining to this Agreement or any transaction relating hereto shall be Florida, United States of America, and the undersigned hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action, or proceeding. Purchaser acknowledges and agrees that venue hereunder shall lie exclusively in Florida.

B.	Purchaser hereby waives, and agrees not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that the Purchaser is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of any such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts

4.9.	Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

4.10.	Survival of Representations and Warranties. All representations and warranties made in the Transaction Documents, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

4.11.	Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

4.12.	Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of the Transaction Documents and the Shares.

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed as of the date first above written.

SELLER:

UNIVERSAL ENERGY CORP.

By:	/s/ Dyron M. Watford
Name:	Dyron M. Watford
TITLE:	Director

PURCHASER:

ISAAC ROTNEMER

By:	/s/ Isaac Rotnemer
Name:	Isaac Rotnemer
Title:

SCHEDULE 1.5.b

SHARE DEPOSIT ESCROW AGREEMENT

AGREEMENT made as of this 27th day of July, 2006 by and between UNIVERSAL ENERGY CORP. (the “ISSUER”) a Delaware corporation with its principal place of business at 600 East Altamonte Drive, Suite 1050, Altamonte Springs, Florida 32701, and Isaac Rotnemer (the “PURCHASER”), whose registered address of which is; 11 Square La Champmesle, Paris 19 EME, and Madison Stock Transfer, Inc. (the “ESCROW AGENT”) with its principal place of business at 1688 East 16th Street, Brooklyn, Suite #7, New York 11229.

WITNESSETH:

WHEREAS, the Issuer has entered into that certain Purchase Agreement, with the Purchaser, Isaac Rotnemer, whose registered address of which is; 11 Square La Champmesle, Paris 19 EME, for the purchase of up to ten million (10,000,000) shares of the common shares of the Issuer; and

WHEREAS, as a condition and essential term of the Purchase Agreement , the Issuer has agreed to cause the issuance of ten million (10,000,000) shares of its $.0001 par value par value common stock, in advance of and in anticipation of the take down thru purchase of the shares by Isaac Rotnemer; and

WHEREAS, the shares issued shall be delivered to the Escrow Agent, upon execution of this agreement; and

WHEREAS, said shares shall be delivered to the Purchaser only pursuant to the Terms and conditions of the Purchase Agreement, attached herein:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

1.	Delivery of Shares. The Issuer, pursuant to the terms and conditions set forth herein, delivers to the Escrow Agent, ten million (10,000,000) shares of its fully paid, non-assessable common shares. Said shares shall be released to the Purchaser by the Escrow Agent only in accordance with the provisions of Section 4.1, below.

2.	Establishment of the Escrow Account.

2.1.	The Escrow Agent shall hold all shares in escrow for the Issuer and the Purchaser, or Purchaser’s assigns. The placement of the shares into the escrow account is to provide for the immediate delivery of the shares upon the take down of shares by Purchaser pursuant to the Purchase Agreement.

3.	Additional Deposits to the Escrow Account.

3.1.	From time to time, the Escrow Agent may receive additional shares into the Escrow Account, as agreed to between Issuer and Purchaser, but subject to the terms and conditions of this Share Deposit Escrow Agreement.

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SCHEDULE 1.5.b

4.	Disbursement from the Escrow Account.

4.1.	The Escrow Agent shall release the shares deposited by the Issuer with the Escrow Agent as provided in Section 1, above, as follows:

(a)	The Escrow Agent shall disburse and deliver to the Purchaser the number of shares purchased as set forth in the Purchase Notice. The shares shall be deducted from the 10,000,000 share certificate being held in escrow. The Escrow Agent is irrevocably instructed to deliver the said number of shares upon receipt by it of an executed Purchase Notice and evidence of payment of the purchase price as provided for by receipt by Escrow Agent of confirmation from Company’s bank that payment has been properly received by the Purchaser’s sending banking institution.

(b)	At such time as the Escrow Agent receives the last “Purchase Notice” this agreement shall be terminated.

5.	Rights, Duties and Responsibilities of Escrow Agent. It is understood and agreed that the duties of the Escrow Agent are purely ministerial in nature, and that:

5.1.	The Escrow Agent shall notify the Issuer, upon request from the Issuer, the balance of the Escrow Shares which have been deposited.

5.2.	The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of any agreement between the Issuer and the Purchaser or any other party nor shall the Escrow Agent be responsible for the performance by the Issuer or the Purchaser of their respective obligations under this Agreement or Exhibit A.

5.3.	The Escrow Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness of any notice, instruction, certificate, signature, instrument or other document which is given to the Escrow Agent pursuant to this Agreement without the necessity of the Escrow Agency verifying the truth or accuracy thereof. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instructions or to execute any such certificate, instrument or other document.

5.4.	If the Escrow Agent is uncertain as to its duties or rights hereunder or shall receive instructions with respect to the deposited Shares, which, in its sole determination, are in conflict either with other instructions received by it, with any provision of this Agreement, or in real or potential conflict, from any act or requested act, with any applicable law, rule or regulation, it shall be entitled to hold the deposited Shares pending the resolution of such uncertainty to the Escrow Agent’s sole satisfaction, by final judgment of a court or courts of competent jurisdiction or otherwise; or the Escrow Agent, at its sole option, may deposit the deposited Shares with the Clerk of a court of competent jurisdiction in a proceeding to which all parties in interest are joined, including but not limited to an action for interpleader. Upon the deposit by the Escrow Agent of the Shares with the Clerk of any court, the Escrow Agent shall be relieved of all further obligations and released from all liability hereunder.

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SCHEDULE 1.5.b

5.5.	The Escrow Agent shall not be liable for any action taken or omitted hereunder, or for the misconduct of any employee, agent or attorney appointed by it, except in the case of willful misconduct or gross negligence. The Escrow Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

5.6.	The Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the deposited Shares or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Shares or any part thereof.

6.	Amendment; Resignation. This Agreement may be altered or amended only with the written consent of the Issuer and the Escrow Agent. The Escrow Agent may resign for any reason upon fifteen (15) business days’ written notice to the Issuer. Should the Escrow Agent resign as herein provided, it shall not be required to accept any deposit, make any disbursement or otherwise dispose of the Shares, but its only duty shall be to hold the deposited Shares for a period of not more than five (5) business days following the effective date of such resignation, at which time the successor escrow agent shall have been appointed and written notice thereof (including the name and address of such successor escrow agent) shall have been given to the resigning Escrow Agent by the Issuer and such successor escrow agent, then the resigning Escrow Agent shall deliver over to the successor escrow agent the Shares, less any portion thereof previously delivered in accordance with this Agreement. The Escrow Agent shall be relieved of all further obligations and released from all liability under this Agreement. Without limiting the provisions of Section 8 hereof, the resigning Escrow Agent shall be entitled to be reimbursed by the Issuer for any expenses incurred in connection with its resignation, transfer of the Shares to a successor escrow agent or distribution of the Shares pursuant to this Section 6.

7.	Representations and Warranties. The Issuer hereby represents and warrants to the Escrow Agent that:

7.1.	No party other than the parties hereto and the prospective purchasers have, or shall have, any lien, claim or security interest in the Escrow Shares or any part thereof.

7.2.	No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Shares or any part thereof.

8.	Fees and Expenses. The Escrow Agent shall $200 plus $25 for the issuance of each individual share certificate pursuant the Agreement. Additionally, the Company agrees to reimburse the Escrow Agent for any reasonable expenses incurred in connection with any litigation costs arising out of this Agreement, including, but not limited to, reasonable counsel fees.

9.	Indemnification and Contribution.

9.1.	The Issuer and the Purchaser, jointly and severally, agree to indemnify the Escrow Agent and its officers, directors, employees, agents and shareholders

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SCHEDULE 1.5.b

(collectively referred to as the “Indemnities”) against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable counsel fees, which the Indemnities may suffer or incur by reason of any action, including but not limited to interpleader, claim or proceeding brought against the Indemnities arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates, unless such action, claim or proceeding is the result of the willful misconduct or gross negligence of the Indemnities.

9.2.	If the indemnification provided for in Section 9.1 is applicable, but for any reason is held to be unenforceable, the Indemnitor(s) shall contribute such amounts as are just and equitable to pay, or to reimburse the Indemnities for, the aggregate of any and all losses, liabilities, costs, damages and expenses, including counsel fees, actually incurred by the Indemnities as a result of or in connection with, and any amount paid in settlement of, any action, claim or proceeding arising out of or relating in any way to any actions or omissions of the Indemnitor(s).

9.3.	The provisions of this Article 9 shall survive any termination of this Agreement, whether by disbursement of the Shares, resignation of the Escrow Agent or otherwise.

10.	Governing Law and Assignment. This Agreement shall be construed in accordance with and governed by the laws of the State of Florida, unless the Escrow Agent shall be a party to any action and then this Agreement Shall be governed under the laws of the State of New York, venue to be found in the County of Nassau or the Eastern or Southern Districts of New York, and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that any assignment or transfer by any party of its rights under this Agreement or with respect to the Escrow Shares shall be void as against the Escrow Agent unless (a) written notice thereof shall be given to the Escrow Agent; and (b) the Escrow Agent shall have consented in writing to such assignment or transfer.

11.	Notices. All notices required to be given in connection with this Agreement shall be sent by registered or certified mail, return receipt requested, or by hand delivery with receipt acknowledged, or by the Express Mail service offered by the United States Postal Service or other guaranteed overnight delivery service, and addressed, if to the Issuer, at its respective address set forth herein and if to the Escrow Agent, at its address set forth above.

12.	Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

13.	Execution in Several Counterparts. This Agreement may be executed in several counterparts or by separate instruments, and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

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SCHEDULE 1.5.b

14.	Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings (written or oral) of the parties in connection therewith.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

As to the Issuer:

UNIVERSAL ENERGY CORP.

/s/ Dyron M. Watford
By:	Dyron Watford, Director

As to Purchaser:

/s/ Isaac Rotnemer
Isaac Rotnemer

As to the Escrow Agent:

MADISON STOCK TRANSFER, INC.

/s/ Michael Azjenman
By:	Michael Azjenman, Its President

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EXHIBIT A

PURCHASER REPRESENTATION LETTER

To:	Mr. Isaac Rotnemer

From:

Dear Sir/Madame:

I (we) am the purchaser(s) of shares of Universal Energy Corp. (the “Company”) from Isaac Rotnemer. I consider myself to have such knowledge and experience in financial and business matters to enable me to evaluate the merits and risks involved in the purchase of these shares. Therefore, I (we) am making certain representations which are set forth below regarding my qualifications and ability to purchase the shares.

I (we) represent and warrant to Isaac Rotnemer as follows:

a. I (we) are an “accredited investor” as that term is defined in Rule 501 promulgated under the Securities Act of 1933; and

b. The shares to be received will be acquired for investment for an indefinite period for my (our) own account and not with a view to the sale or distribution of any part thereof, and that I (we) have no present intention of selling or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. I (we) further represent that I (we) do not have any contract, undertaking, agreement or arrangement with any person to sell or transfer to such person any of the shares; and

c. I (we) agree that in no event will I (we) make a disposition of any of the Securities, unless the Securities shall have been registered under the Act, unless and until (i) it shall have notified the Company with a statement of the circumstances surrounding the proposed disposition and (ii) it shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that (A) such disposition will not require registration of such securities under the Act, and (B) that appropriate action necessary for compliance with the Act has been taken.

d. I (we) represent that I (we) am able to fend for myself in the purchase of these shares, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this purchase, has the ability to bear the economic risks of my (our) investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions which have been asked answered; and

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EXHIBIT A

e. All certificates for the Securities shall bear substantially the following legend:

“THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SUCURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

You may rely on the representations set forth above in this transaction.

PURCHASER

Date:
Print Name:

Date:
Print Name:

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